UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2013

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan		48152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations.

At its meeting on February 1, 2013, the Board of Directors of Tower International, Inc. (the “Company”) approved April 19, 2013 as the date for the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Board of Directors also approved March 12, 2013 as the record date for stockholders entitled to notice of and to vote at the Annual Meeting.

Because the Annual Meeting will be held more than 30 days from the calendar date of the Company’s 2012 Annual Meeting of Stockholders, the due dates for the provision of any qualified stockholder proposal or qualified stockholder nominations under the rules of the Securities Exchange Commission (the “SEC”) and the Bylaws of the Company listed in the Company’s 2012 Proxy Statement on Schedule 14A as filed with the SEC on June 4, 2012, are no longer applicable. Such nominations or proposals are now due to the Company no later than February 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By: /s/ Jeffrey Kersten

Name: Jeffrey Kersten Title: Senior Vice President and Corporate Controller

Dated: February 1, 2013